A Swiss           THE SWISS
                                           Investments       -------------
                                              Fund             HELVETIA
                                                            -------------
                                                              FUND, INC.



THE SWISS HELVETIA FUND, INC.
      Executive Offices
The Swiss Helvetia Fund, Inc.
       630 Fifth Avenue
          Suite 915
New York, New York 10111-0001
        1-888-SWISS-00                                      Quarterly Report
        (212) 332-2760                                      For the Period Ended
      http://www.swz.com                                    March 31, 1998

                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer                    Rodolphe Hottinger
Chairman and                       President and
Chief Executive Officer            Chief Operating Officer

Eric R. Gabus                      Rudolf Millisits
Vice Chairman                      Vice President
(Non officer)
                                   Edward J. Veilleux
Claude Frey                        Vice President and
Director                           Treasurer

Jean-Louis Gillieron               Scott J. Liotta
Director                           Vice President

Baron Hottinger                    Paul R. Brenner, Esq.
Director                           Secretary

Claude Mosseri-Marlio              Joseph A. Finelli
Director                           Assistant Treasurer

Stephen K. West, Esq.
Director

Samuel B. Witt III, Esq.
Director



INVESTMENT ADVISOR
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

ADMINISTRATOR
Investment Company Capital Corp.

CUSTODIAN
PNCBank, N.A.

TRANSFER AGENT
PNC Bank, N.A.
(800) 852-4750

LEGAL COUNSEL
Paul R. Brenner, Esq.
and
Christy & Viener

INDEPENDENT AUDITORS
Deloitte & Touche LLP



The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax (212) 332-7931

WEBSITE ADDRESS
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated every day by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in Barron's, the Monday edition of The Wall Street Journal and the Saturday edition of The New York Times.

                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Letter to Stockholders

First Quarter Results

     Swiss equities turned in a strong performance again for the first quarter of 1998. In local currency terms the Swiss Performance Index (SPI) advanced by 21.0%, consistent with very strong performance of the other European continental markets. Over the same period the Swiss Helvetia Fund was able to outperform slightly the SPI, increasing its net asset value by 21.4% when measured in Swiss Franc terms.

     The 4.3% advance of the U.S. Dollar against the Swiss franc during the quarter reduced part of this return for U.S. Dollar investors. Nevertheless the U.S. Dollar-performances of 15.9% for the SPI and 16.4% for the Swiss Helvetia Fund was better than the 13.5% return of U.S. market as represented by the Standard & Poor's 500 Index. The market value of the Fund increased by 15.5% over the period.


Swiss Market in Review

     The healthy return on Swiss equities was driven by several factors. First, the Swiss National Bank continued to pursue an expansive monetary policy. This had the effect of lowering the yield on interest rate instruments and served as an impetus for driving more investors into the Swiss stock market in the hopes of better returns. Second, after a multi-year period of below average domestic economic growth and extensive efforts at restructuring, Swiss corporations were able to achieve an excellent level of earnings in 1997, meeting, or in some cases exceeding, analysts' expectations. Third, after lagging for several quarters, the stocks of domestic and smaller companies again attracted investor attention, adding breadth to the market returns.


-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED)
-------------------------------------------------------------------------------

                                     March 31,    December 31,
                                       1998          1997
-------------------------------------------------------------------------------

  TOTAL NET ASSETS
-------------------------------------------------------------------------------
    (in Million SFr)                     720.3          593.1
-------------------------------------------------------------------------------
    (in Million $)                       472.5          406.0
-------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE (U.S.$)      38.35          32.95
-------------------------------------------------------------------------------
  SHARES OUTSTANDING                12,321,016     12,321,016
-------------------------------------------------------------------------------

     The economic picture has started to brighten as well. The continued improvement in the unemployment rate, which has now dropped below 5%, has helped to increase consumer confidence. The stronger demand for export goods has forced international companies to accelerate their investment spending plans. Inflation has remained subdued and the beginnings of competition in public works, such as telecommunications and electric power, should have a price dampening effect in the future.

     The Swiss market experienced some sector rotation during the quarter. Because of the demand for export goods, machinery stocks, followed by the food industry, have led the market. The building supply and retailing sectors, which have been out of favor for a long time, have turned in a superior performance. The financial industries, banking and insurance, continued to outperform. At the same time there was some profit taking in the previously leading market segments of life sciences, pharmaceuticals and chemicals.

                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Changes in the Fund's Holdings

     During the reporting period, Management took advantage of the rebound in South East Asian markets and reduced positions in companies with a heavy exposure to the region (e.g. Agie Charmilles Holding, Christ, "SMH" and Societe Generale de Surveillance).

     Profits were taken in machinery stocks after the excellent performance of that sector. Management also reduced positions in companies whose prospects for business growth did not justify their valuations. These included Disetronic and Sulzer Medica.

     Management continues to look for undervalued situations that could benefit from a change in market sentiment. These include Swisslog, active in automation systems, and Valiant, the largest regional bank in Switzerland. These companies are new to the Portfolio. In addition, holdings in some of the laggards of 1997 have been increased because of an improved business outlook and favorable valuations. These include Adecco, Ares Serono and Bossard.

-------------------------------------------------------------------------------
THE SWISS HELVETIA FUND--TEN LARGEST HOLDINGS (IN U.S. DOLLARS)
AS OF MARCH 31, 1998
-------------------------------------------------------------------------------
                                  Cost           Market Value    % of Total
                                 in U.S.$          in U.S.$      Net Assets

   1. Novartis Ltd.           $ 31,190,468      $ 99,532,004         21.1%
   2. Roche Holdings AG         16,329,129        64,406,613         13.6
   3. Nestle AG                 18,418,475        55,420,193         11.7
   4. Credit Suisse Group       13,321,545        35,214,164          7.5
   5. Swiss Reinsurance
      Company                    8,253,411        32,956,111          7.0
   6. Zurich Group               9,350,656        29,029,718          6.1
   7. Union Bank of
      Switzerland                9,559,891        26,136,587          5.5
   8. Swiss Bank
      Corporation                8,518,201        20,114,150          4.0
   9. ABB AseaBrown
      Boveri Ltd.                7,910,828        11,208,423          2.4
  10. Holderbank
      Financiere AG              4,461,410         5,878,108          1.2
-------------------------------------------------------------------------------
      Total                   $127,314,014      $379,896,071         80.1%
-------------------------------------------------------------------------------

Outlook

     The introduction of the European Monetary Union (EMU) currency continues to be on schedule. On January 1, 1999 the "Euro" will become the main currency in Europe. Corporations have much to do to prepare for this event. As Switzerland will not be part of the EMU, Swiss companies will have to continue to improve efficiency to stay competitive. Their earlier efforts to restructure in response to decade long strengthening of the Swiss Franc have given them a good head start on their European competitors. This is particularly relevant for the capital goods industries. Notwithstanding their efforts, these companies might lose some earnings growth in the future unless they can implement strategic alliances. In that respect Management anticipates an increase in cross border mergers and acquisitions, an example of which was the first quarter takeover of the UK company, Allied Colloids by CIBA Specialty Chemicals for $2.3 billion.

     Another benefit of the "Euro" should also be more price transparency and less foreign currency transaction costs, both of which should have an inflation dampening effect across all of continental Europe. Therefore the level of interest rates is expected to remain relatively low, a positive factor for the equities market. With the introduction of a strong new currency, a new and highly liquid securities market may well follow, possibly serving as a valuable alternative to U.S. Dollar investments. The recent introduction of the "Euro Stoxx 50 Index" might be one of the first steps in this direction. The expectations are that international money managers will adopt a sectoral approach rather than a country approach for their asset allocations in Europe. This should benefit some of the large Swiss companies that comprise some 15% of the Euro Stoxx 50 Index. These companies include Novartis, Nestle, UBS, Credit Suisse Group and Swiss Re.

     Generally speaking, Management remains cautiously optimistic on the outlook for the Swiss equities market. The positive earnings picture, continued efforts in creating shareholder value, a healthy cash flow into stocks due to inferior investment alternatives and a neutral to positive monetary environment should make up for what appears to be fair valuation of Swiss equities. While we cannot rule out a market consolidation in the short to intermediate term, Management believes that such a consolidation would create a sound foundation for the future.

The Discount to Net Asset Value

     The discount has remained in the range between 15% and 19% with a slight trend towards the lower part of the range. Management and the Board of Directors continue to monitor this situation by concentrating on marketing and shareholder communications, with a special emphasis on the exciting new developments in Europe which, it is believed, will also benefit Switzerland.


-------------------------------------------------------------------------------
THE SWISS HELVETIA FUND--PORTFOLIO HOLDINGS PER INDUSTRY
AS OF MARCH 31, 1998
-------------------------------------------------------------------------------

     [PLOT POINTS FOLLOW]

 Life Sciences             21.19%
 Banks                     18.88
 Pharmaceuticals           14.31
 Insurance                 13.96
 Food, Luxury Goods        12.19
 Chemicals                  4.19
 Misc. Services             3.86
 Electrical Engineering     3.11
 Machinery                  2.80
 Misc. Industries           2.63
 Building Contractors       1.33
 Retailers                  0.80
 Transport                  0.75
-------------------------------------------------------------------------------

     Management is grateful for your continued interest in the Fund.

Sincerely,


/s/ Paul Hottinguer
______________________
Paul Hottinguer
Chairman and Chief Executive Officer



/s/ Rudolphe Hottinger
______________________
Rodolphe Hottinger
President and Chief Operating Officer


April 20, 1998

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                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets                                          March 31, 1998
(Unaudited)

                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        COMMON STOCKS AND WARRANTS - 99.4%

        BANKS - 18.8%

  1,200 BAER HOLDINGS LTD.
        Bearer Shares                          $ 2,912,812      0.6%
        Banking group specializing in asset
        management, investment consulting
        and securities trading.

  3,000 BANK SARASIN &CIE
        Registered Shares                        3,778,784      0.8
        A bank specializing in investment
        advisory services and portfolio
        management for private and institutional customers in Europe.

175,990 CREDIT SUISSE GROUP*
        Registered Shares                       35,214,164      7.5
        A global financial services institution
        whose main holding is Credit Suisse,
        one of Switzerland's "Big Three" banks.

 16,000 SCHWEIZERISCHE BANKGESELLSCHAFT*
        (UNION BANK OF SWITZERLAND)
        Bearer Shares                           26,136,587      5.6
        One of the three largest Swiss
        full-service banks.

        SCHWEIZERISCHER BANKVEREIN*
        (SWISS BANK CORPORATION)

 54,000 Registered Shares                       19,023,814      4.0
 60,000 Warrants Expiring 6/30/00                1,090,336      0.2
        One of the three largest international
        Swiss banks.

  1,100 VALIANT HOLDING AG
        Registered Shares                          519,583      0.1
        The largest regional bank of
        Switzerland with activities focused
        on mortgage loans and commercial
        business with small and mid-sized
        companies.
                                               -----------     ----
                                                88,676,080     18.8




                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        BUILDING CONTRACTORS & MATERIALS - 1.3%

    700 FORBO HOLDINGS LTD.
        Registered Shares                      $   386,210      0.1%
        Manufacturer of wall and floor coverings.

  5,600 HOLDERBANK FINANCIERE GLARUS AG*
        Bearer Shares                            5,878,108      1.2
        Large cement producer with worldwide
        operations.
                                               -----------     ----
                                                 6,264,318      1.3

        CHEMICALS - 4.2%

 45,000 CIBA SPECIALTY CHEMICALS AG
        Registered Shares                        5,756,741      1.2
        Spin-off from Novartis in February 1997, develops, manufactures and markets specialty chemical products worldwide.
        These products include additives,
        performance polymers, textile dyes,
        consumer care chemicals and pigments.

  5,000 CLARIANT AG
        Registered Shares                        5,395,919      1.1
        Specializes in color chemistry and
        manufactures a range of dyestuffs,
        pigments, chemicals, additives and
        masterbatches for the textile, paper,
        leather, plastics, synthetic fibers and
        paint industries.

    200 EMS CHEMIE HOLDING AG
        Bearer Shares                            1,049,006      0.2
        Produces polymers and manufactures
        high-grade chemical intermediates
        and fine chemicals.

    600 GURIT-HEBERLEIN AG
        Bearer Shares                            2,074,395      0.5
        European market leader for wind
        screen bonding systems, ski bases
        and optically pure thermoplastic
        sheeting for the auto industry.

                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets (continued)                              March 31, 1998
(Unaudited)

                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        COMMON STOCKS AND WARRANTS - (CONTINUED)

        CHEMICALS - (CONTINUED)

  2,000 SIEGFRIED AG

        Registered Shares                      $ 2,617,595      0.6%
        International producer and supplier of
        chemicals and pharmaceuticals for
        major businesses.

        SIKA FINANZ AG

  7,000 Bearer Shares                            2,792,101      0.6
        Leading producer of construction
        chemicals.
                                               -----------     ----
                                                19,685,757      4.2

        ELECTRICAL ENGINEERING & ELECTRONICS - 3.1%

  7,500 ABB ASEA BROWN BOVERI LTD.*
        Bearer Shares                           11,208,423      2.4
        One of the largest electrical engineering firms in the world.

  2,000 BELIMO AUTOMATION AG
        Registered Shares                          852,850      0.2
        World market leader in damper and
        volume control actuators for ventilation and air conditioning equipment.

  5,000 SWISSLOG HOLDING AG-REG
        Registered Shares                          511,710      0.1
        Provides turnkey delivery of automated
        material handling systems, storage, order picking and transport systems. Delivers its systems to production, distribution and service companies throughout Europe.

  3,200 SWISS CORPORATION FOR MICRO-ELECTRONICS
        AND WATCHMAKING INDUSTRIES LTD. (SMH)
        Bearer Shares                            2,055,238      0.4
        Watchmaking company.
                                               -----------     ----
                                                14,628,221      3.1



                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        FOOD & LUXURY GOODS - 12.1%

  1,200 HERO AG
        Bearer Shares                          $   759,693      0.2%
        Leading Swiss manufacturer of branded
        jams and preserves.

     50 LINDT & SPRUENGLI AG
        Registered Shares                        1,092,305      0.2
        Major manufacturer of premium
        Swiss chocolates.

 29,000 NESTLE AG*
        Registered Shares                       55,420,193     11.7
        Largest food and beverage processing
        company in the world.
                                               -----------    -----
                                                57,272,191     12.1

        INSURANCE - 13.9%

  1,400 BALOISE-HOLDING
        Registered Shares                        2,860,985      0.6
        Medium-sized insurer active in all
        sectors of insurance.

    600 HELVETIA PATRIA
        Registered Shares                          700,649      0.1
        Through its subsidiaries, Helvetia
        Schweizerische Versicherungs-
        Gesellschaft and Patria Schweizerische
        Lebensversicherungs-Gesellschaft,
        offer all types of life, property and
        casualty insurance in Switzerland
        and elsewhere.

 15,000 SCHWEIZERISCHE RUCKVERSICHERUNGS-
        GESELLSCHAFT*
        (SWISS REINSURANCE COMPANY)
        Registered Shares                       32,956,111      7.0
        Second largest reinsurance company
        in the world.

 50,000 ZURICH SCHWEIZERISCHE
        VERSICHERUNGS-GESELLSCHAFT*
        (ZURICH GROUP)
        Registered Shares                       29,029,718      6.2
        A large worldwide insurance operator.
                                                ----------    -----
                                                65,547,463     13.9

                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets (continued)                              March 31, 1998
(Unaudited)

                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        COMMON STOCKS AND WARRANTS - (CONTINUED)

        LIFE SCIENCES - 21.1%

 56,233 NOVARTIS LTD.*

        Registered Shares                       $99,532,004    21.1%
        Life science group created by the
        consolidation of Sandoz and
        Ciba-Geigy. Manufactures health care
        products for use in a broad range of
        medical fields, as well as agricultural
        products, and is the second largest
        pharmaceutical entity in the world.
                                                -----------   -----
                                                 99,532,004    21.1

        MACHINERY - 2.8%

  1,600 BUCHER HOLDING LTD.
        Bearer Shares                             1,647,970     0.3
        Manufacturer of agricultural machines,
        special vehicles, fruit juice equipment
        and plastics machines.

    800 GEORG FISCHER AG
        Bearer Shares                             1,516,762     0.3
        A mechanical engineering group that is a market leader in vehicle engineering and pipeline systems.

  5,000 MIKRON HOLDING AG
        Registered Shares                         1,079,184     0.2
        Machine tools and milling machine
        producer.

  2,500 RIETER HOLDING AG
        Registered Shares                         1,412,124     0.3
        Leading supplier of spinning machinery
        for the textile industry.

  1,200 SAURER GRUPPE HOLDING AG
        Registered Shares                         1,242,275     0.3
        Machinery maker with dominant
        market share.

    800 SCHINDLER HOLDING AG
        Registered Shares                         1,180,870     0.3
        One of the world's largest elevator
        companies and a leading Swiss
        machinery enterprise.



                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        MACHINERY - (CONTINUED)

  1,500 SIG SCHWEIZERISCHE INDUSTRIE-
        GESELLSCHAFT HOLDING AG

        Registered Shares                       $ 2,342,059     0.5%
        Medium-sized machinery manufacturer
        with interests in the packaging, defense and railway industries.

  3,500 SULZER AG
        Registered Shares                         2,736,994     0.6
        A machine manufacturer and worldwide
        leader in weaving machines and sewing
        machines.
                                                -----------    ----
                                                 13,158,238     2.9

        MISCELLANEOUS INDUSTRIES - 2.6%

    400 AFG ARBONIA-FORSTER HOLDING AG
        Bearer Shares                               265,040     0.1
        Manufacturer of heating radiators,
        refrigeration kitchen equipment and
        steel tubing.

        ALUSUISSE-LONZA HOLDING AG

  1,500 Bearer Shares                             1,825,428     0.4
  3,200 Registered Shares                         3,883,750     0.8
        A major aluminum producing and
        processing company.

    500 GRETAG-MACBETH HOLDING AG
        Registered Shares                           196,812      --
        Offers a spectrum of benchtop and portable color measurement instrumentation, color formulation and color quality control systems, densitometers and visual color standards.

  1,200 HUBER & SUHNER AG
        Registered Shares                         2,361,740     0.5
        Manufactures a wide range of products,
        extending from cables for energy and
        electrical transmission to special
        products such as rubber.

    600 INDUSTRIEHOLDING CHAM AG
        Registered Shares                           551,073     0.1
        Manufactures paper and storage logistics systems and owns real estate.

                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets (continued)                              March 31, 1998
(Unaudited)

                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        COMMON STOCKS AND WARRANTS - (CONTINUED)

        MISCELLANEOUS INDUSTRIES - (CONTINUED)

  1,000 KOMAX HOLDING AG
        Registered Shares                        $  488,749      0.1%
        World leading manufacturer of wire
        processing machines.

 10,000 OERLIKON-BUEHRLE HOLDING AG
        Registered Shares                         1,761,464      0.4
        The diversified holding company includes
        Bally (shoes and accessories), Balzers
        and Leybold (surface technologies), Oerlikon
        Contraves (military products and
        space technology) and Pilatus (aircraft).

  1,800 PHOENIX MECANO AG
        Bearer Shares                             1,015,548      0.2
        Leading Swiss packaging manufacturer
        for the mechanical engineering and
        electronics industry.
                                                -----------     ----
                                                 12,349,604      2.6

        MISCELLANEOUS SERVICES - 3.8%

 13,000 ADECCO SA
        Bearer Shares                             4,596,864      1.0
        Leading personnel and temporary
        employment company.

  1,200 BOSSARD HOLDING AG
        Bearer Shares                               724,267      0.2
        Manufactures fastening elements,
        industrial adhesives, tools, pneumatics
        and handling modules and automated
        assembly systems.

  3,200 COMPAGNIE FINANCIERE RICHEMONT AG
        Bearer Shares                             4,303,615      0.9
        Investment company with principal
        interests in luxury goods and tobacco.

    800 KUONI TRAVEL HOLDING LTD.
        Registered Shares                         4,014,958      0.8
        Leader in the Swiss travel and tourism
        sector with subsidiaries in the United
        Kingdom, Germany, France and Austria.


                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        MISCELLANEOUS SERVICES - (CONTINUED)

  3,000 MOVENPICK HOLDING LTD.
        Bearer Shares                           $ 1,495,769      0.3%
        Through its subsidiaries, invests in the hotel and restaurant business worldwide.
        Also produces food items under the
        Movenpick name, including ice cream,
        coffee, salmon and jams.

  4,000 PUBLIGROUPE SA
        Participation Certificates                  892,213      0.2
        Largest Swiss advertising intermediary.

  6,000 SOCIETE GENERALE DE SURVEILLANCE
        HOLDING AG
        Registered Shares                         2,082,267      0.4
        World's leading inspection company
        and adjusting group.
                                                -----------     ----
                                                 18,109,953      3.8

        PHARMACEUTICALS - 14.2%

  1,800 ARES SERONO SA
        Bearer Shares                             2,822,279      0.6
        Develops and markets pharmaceutical
        and diagnostic products, and is the
        worldwide market leader in pharmaceutical products for the treatment of infertility.

  5,950 ROCHE HOLDING AG*
        Dividend Rights Certificates             64,406,613     13.6
        Worldwide pharmaceutical company.
                                                -----------    -----
                                                 67,228,892     14.2

        RETAILERS - 0.8%

  1,500 JELMOLI HOLDING LTD.
        Bearer Shares                             1,805,747      0.4
        Operates a network of retail/service
        outlets throughout Switzerland,
        including local dry cleaners, auto body
        shops, opticians, interior decorators,
        travel agencies, restaurants,
        pharmacies and retailers.

                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------

Statement of Net Assets (continued)                              March 31, 1998
(Unaudited)

                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        COMMON STOCKS AND WARRANTS - (CONCLUDED)

        RETAILERS - (CONTINUED)

  2,000 PRODEGA AG
        Registered Shares                      $ 1,200,551       0.2%
        Swiss market leader that operates
        "Cash and Carry."

  3,000 VALORA HOLDINGS AG
        Registered Shares                          753,789       0.2
        Operates restaurants, food vending
        machines and specialty retail stores.
                                               -----------     -----
                                                 3,760,087       0.8

        TRANSPORT - 0.7%

  2,500 SAIRGROUP HOLDING LTD.
        Registered Shares                        3,491,767       0.7
        Switzerland's largest airline company.
                                               -----------
                                                 3,491,767       0.7



                                                              Percent
No. of                                                         of Net
Shares             Security                       Value        Assets
-------------------------------------------------------------------------------
        TOTAL COMMON STOCKS AND WARRANTS
        (Cost $181,336,768)                   $469,704,575      99.4%

        OTHER ASSETS IN EXCESS
        OF LIABILITIES                           2,837,706       0.6
                                              ------------     -----
        NET ASSETS APPLICABLE TO
        12,321,016 SHARES OF
        COMMON STOCK OUTSTANDING              $472,542,281     100.0%
                                              ============     =====
        NET ASSET VALUE PER SHARE
        ($472,542,281 (divided by) 12,321,016)      $38.35
                                                    ======

-------------------------------------------------------------------------------
   *One of the ten largest portfolio holdings.

                         THE SWISS HELVETIA FUND, INC.
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
                           --------------------------

  The Dividend Reinvestment Plan offers you a convenient and automatic way to reinvest your income dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact the Fund's transfer agent at PNC Bank, N.A., P.O. Box 8950, Wilmington, DE, 19899, (800) 852-4750. If your shares are held by your brokerage firm, please contact your investment representative.

  This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                               -----------------

  Notice is hereby given in accordance with section 23(c) of The Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

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